                                                                     EXHIBIT 4.6
     NUMBER
FBU

                     [PLUM CREEK TIMBER COMPANY INC. SEAL]




COMMON STOCK                                                    COMMON STOCK

$.01 PAR VALUE                                                 $.01 PAR VALUE

                                                             -------------------
                                                                    SHARES

                                                             -------------------

THIS CERTIFICATE IS TRANSFERABLE      [GRAPHIC]        SEE REVERSE FOR IMPORTANT
 IN BOSTON, MA AND NEW YORK, NY                            NOTICE ON TRANSFER
                                                         RESTRICTIONS AND OTHER
                                                               INFORMATION

                                                            CUSIP 729251 10 8

                        PLUM CREEK TIMBER COMPANY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT





IS THE REGISTERED OWNER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Plum Creek Timber Company, Inc. (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Certificate of Incorporation and Bylaws and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
     BankBoston, N.A.
          TRANSFER AGENT AND REGISTRAR

BY

[SIG]                          [SIG]             [SIG]

    AUTHORIZED SIGNATURE          SECRETARY        PRESIDENT AND CHIEF
                                                   EXECUTIVE OFFICER

        THE CORPORATION IS AUTHORIZED TO ISSUE CAPITAL STOCK OF MORE THAN ONE CLASS, CONSISTING OF COMMON STOCK, SPECIAL VOTING STOCK AND ONE OR MORE CLASSES OF PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ANY CLASS OF THE PREFERRED STOCK BEFORE THE ISSUANCE OF SHARES OF SUCH CLASS OF PREFERRED STOCK. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFOR, A COPY OF THE CORPORATION'S CERTIFICATE OF INCORPORATION AND A WRITTEN STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS THE AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS AND SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. REQUESTS FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

        The shares represented by this certificate are subject to restrictions set forth in the Corporation's Certificate of Incorporation which prohibit in general (a) any Person from Beneficially Owning shares of Equity Stock in excess of the Ownership Limit and (b) any Person from acquiring or maintaining any ownership interest in the capital stock of the Corporation that is inconsistent with (i) the requirements of the Code pertaining to real estate investment trusts or (ii) the Certificate of Incorporation of the Corporation, and the holder of this certificate by his acceptance hereof consents to be bound by such restrictions. Any purported transfer of Equity Stock in violation of such restrictions shall be void ab initio and the Equity Stock in violation of such restrictions, whether as a result of a Transfer or the Non-Transfer Event, shall be automatically converted into shares of Excess Stock and transferred to a Trust for disposition as provided in the Certificate of Incorporation. Capitalized terms used in this paragraph and not defined herein are defined in the Corporation's Certificate of Incorporation. The Corporation will furnish without charge, to each stockholder who so requests, a copy of the Certificate of Incorporation of the Corporation, containing, among other things, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof that the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request shall be addressed to the Secretary of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________Custodian_____________
        TEN ENT -- as tenants by the entireties                               (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of
                   survivorship and not as tenants                           Under Uniform Gifts to Minors
                   in common                                                 Act__________________________
                                                                                        (State)

                                                        UNIF TRF MIN ACT  -- ________Custodian (until age_______)
                                                                              (Cust)

                                                                             _____________under Uniform Transfers
                                                                                (Minor)

                                                                             to Minors Act______________________
                                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------
                                       X
                                       -----------------------------------------
                                       X
                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGN-
                                       MENT MUST CORRESPOND WITH THE NAME(S) AS
                                       WRITTEN UPON THE PAGE OF THE CERTIFICATE
                                       IN EVERY PARTICULAR, WITHOUT ALTERATION
                                       OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

By
-----------------------------------
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO
S.E.C. RULE 17 Ad. 15.